Exhibit 99.3

AUGUST.NET SERVICES, LLC
FINANCIAL STATEMENTS
DECEMBER 31, 2003 AND 2002

AUGUST.NET SERVICES, LLC
INDEX TO FINANCIAL STATEMENTS
DECEMBER 31, 2003 AND 2002

Page(s)
Independent Auditors’ Report	1
Financial Statements:
Balance Sheets at December 31, 2003 and 2002	2
Statements of Income for the Years Ended December 31, 2003 and 2002	3
Statements of Members’ Equity (Deficit) for the Years Ended December 31, 2003 and 2002	4
Statements of Cash Flows for the Years Ended December 31, 2003 and 2002	5
Notes to the Financial Statements	6-9

INDEPENDENT AUDITORS’ REPORT

To the Members
August.Net Services, LLC
Carrollton, Texas

We have audited the accompanying balance sheets of August.Net Services, LLC, a Texas limited liability corporation (the “Company”) as of December 31, 2003 and 2002, and the related statements of income, members’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of August.Net Services, LLC as of December 31, 2003 and 2002, and the changes in its operations, changes in members’ equity (deficit) and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Bagell Josephs & Company, L.L.C.

Bagell Josephs & Company, L.L.C.
Gibbsboro, New Jersey

June 17, 2004

AUGUST.NET SERVICES, LLC
BALANCE SHEETS
DECEMBER 31, 2003 AND 2002

		2003	2002
	ASSETS
Current Assets:
Cash		$15,985	$8,683
Accounts receivable, net		148,360	169,461

Total current assets		164,345	178,144

Property and equipment, net		143,342	123,681

		$307,687	$301,825

LIABILITIES AND MEMBERS’ EQUITY
Current Liabilities:
Deferred revenue		$130,738	$141,466
Accounts payable and accrued expenses		149,107	142,334

Total current liabilities		279,845	283,800

MEMBERS’ EQUITY
Members’ equity		27,842	18,025

		27,842	18,025

		$307,687	$301,825

The accompanying notes are an integral part of the financial statements.

AUGUST.NET SERVICES, LLC
STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

	2003	2002
REVENUE	$1,511,340	$1,340,507

COSTS AND EXPENSES:
Direct costs of revenue	810,039	718,182
Selling, general and administrative	641,324	500,421
Depreciation	47,516	25,159

	1,498,879	1,243,762

NET INCOME	$12,461	$96,745

The accompanying notes are an integral part of the financial statements.

AUGUST.NET SERVICES, LLC
STATEMENTS OF MEMBERS’ EQUITY (DEFICIT)
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

Balance, Janauary 1, 2002	$(69,057)

Member distributions, net	(9,663)
Net income for the year	96,745

Balance, December 31, 2002	18,025
Member distributions, net	(2,644)
Net income for the year	12,461

Balance, December 31, 2003	$27,842

The accompanying notes are an integral part of the financial statements.

AUGUST.NET SERVICES, LLC
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

	2003	2002
Cash Flows from Operating Activities:
Net income	$12,461	$96,745

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	47,516	25,159
Changes in operating assets and liabilities:
(Increase) decrease in accounts receivable	21,101	(58,771)
Increase (decrease) in accounts payable and accrued expenses	6,773	(18,417)
Increase (Decrease) in deferred revenue	(10,728)	47,823

Total adjustments	64,662	(4,206)

Net cash provided by operating activities	77,123	92,539

Cash Flows from Investing Activities:
Purchase of property and equipment	(67,177)	(78,141)

Net cash (used in) investing activities	(67,177)	(78,141)

Cash Flows from Financing Activities:
Members’ distributions, net	(2,644)	(9,663)

Net cash (used in) financing activities	(2,644)	(9,663)

Net Increase in Cash	7,302	4,735
Cash, Beginning of Year	8,683	3,948

Cash, End of Year	$15,985	$8,683

The accompanying notes are an integral part of the financial statements.

AUGUST.NET SERVICES, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003 AND 2002

NOTE 1 - NATURE OF BUSINESS

August.Net Services, LLC. (the “Company”) was incorporated in the State of Texas on December 19, 1999.

The Company offers complete broadband, VOIP, web hosting and design, and dialup internet access for individuals and businesses with a full range of connections including DSL, Dialup, T1 and T3. They provide internet service in the Dallas-Fort Worth Texas area and concentrates on offering technical support and know-how with strong customer support and infrastructure. The Company specializes in the T1 connections for local businesses.

NOTE 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheet and operations for the period. Although these estimates are based on management’s knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

Cash and Cash Equivalents

For financial statement presentation purposes, the Company considers short-term, highly liquid investments with original maturities of three months or less to be cash and cash equivalents.

Concentrations of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and accounts receivable.

Cash

The Company considers all highly liquid debt instruments and other short-term investments with an initial maturity of three months or less to be cash or cash equivalents.

Accounts Receivable

The Company conducts business and extends credit based on an evaluation of the customers’ financial condition, generally without requiring collateral. Exposure to losses on receivables is expected to vary by customer due to the financial condition of each customer. The Company monitors exposure to credit losses and if necessary, maintains allowances for anticipated losses.

AUGUST.NET SERVICES, LLC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2003 AND 2002

NOTE 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue Recognition

The Company earns revenue from providing the services as noted herein. The Company generally bills for the services in the month prior to the monthly service period. The Company records deferred revenue for the fees billed in advance of the services provided.

Cost and expenses are recognized generally as they are incurred under the accrual method of accounting unless specified by an agreement.

Property and Equipment

Property and equipment are stated at cost. Expenditures for major betterments and additions are capitalized, while replacement, maintenance and repairs, which do not extend the lives of the respective assets, are charged to expense currently. Any gain or loss on disposition of assets is recognized currently. Depreciation expense is provided using the accelerated and straight-line methods over the estimated useful lives of the various assets, generally three to seven years.

Fair Value of Financial Instruments

The Company’s financial instruments consist primarily of cash, accounts payable, accrued liabilities and loans and notes payable. The carrying amounts of such financial instruments, as reflected in the balance sheets, approximate their estimated fair value as of December 31, 2003 and 2002.

Income Taxes

The Company is a limited liability company. All of the net income or losses are passed through to the individual members’ personal income taxes.

Advertising Costs

Advertising costs are expensed as incurred. Advertising costs are included in the statements of operations for the years ended December 31, 2003 and 2002.

AUGUST.NET SERVICES, LLC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2003 AND 2002

NOTE 3- PROPERTY AND EQUIPMENT

Property and equipment as of December 31, 2003 and 2002 were as follows:

	Estimated
	Useful
	Lives (Years)	2003	2002
Furniture and fixtures	7	$5,974	$5,720
Machinery and equipment	5	224,622	157,699
Computer software	3	1,749	1,749

		232,345	165,168
Less accumulated depreciation		89,003	41,487

Property and equipment, net		$143,342	$123,681

Depreciation expense was $47,516 and $25,159 for the years ended December 31, 2003 and 2002, respectively.

NOTE 4- RELATED PARTY TRANSACTIONS

Officers Advances

From time to time the Company will provide or receive advances from its officers and be repaid or repay them. There is no interest being charged on these advances, and they are considered to be current obligations. At December 31, 2003 and 2002, there were no amounts outstanding.

NOTE 5- COMMITMENTS

Lease Commitments

The Company leases office space under an operating lease which expires in July 2004. The lease provides for monthly payments of $2,855.

The Company also leases various equipment under operating leases. The rentals are included in rent expense for the years ended December 31, 2003 and 2002.

Rent expense for the years ended December 31, 2003 and 2002 was $32,525 and $31,360, respectively.

AUGUST.NET SERVICES, LLC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2003 AND 2002

NOTE 6- MEMBERS’ EQUITY

The Company was incorporated as a Texas limited liability corporation in December 1999. The Company’s net profits are passed through to the individual members and the Company pays no corporate income taxes. Additionally, the Company may distribute profits to the individual members in accordance with the provisions of their agreement. From time to time, the Members will also contribute cash into the Company.

NOTE 7- SUBSEQUENT EVENTS

The Company on April 20, 2004, was acquired for $1,730,000 by DFWA Acquisition Corp., a wholly-owned subsidiary of DFW Internet Services, Inc. The Company received $1,200,000 in cash and the remaining $530,000 was in the form of promissory notes to the individual members.

AUGUST.NET SERVICES, LLC
REVIEWED FINANCIAL STATEMENTS
MARCH 31, 2004 AND 2003

AUGUST.NET SERVICES, LLC
INDEX TO REVIEWED FINANCIAL STATEMENTS
MARCH 31, 2004 AND 2003

Page(s)
Accountants’ Review Report	1
Reviewed Financial Statements:
Balance Sheets at March 31, 2004 and 2003	2
Statements of Operations for the Three Months Ended March 31, 2004 and 2003	3
Statements of Members’ Equity (Deficit) for the Three Months Ended March 31, 2004 and 2003	4
Statements of Cash Flows for the Three Months Ended March 31, 2004 and 2003	5
Notes to the Reviewed Financial Statements	6-9

ACCOUNTANTS’ REVIEW REPORT

To the Members of
August.Net Services, LLC
Carrollton, Texas

We have reviewed the accompanying balance sheet of August.Net Services, LLC, a Texas limited liability corporation (the “Company”) as of March 31, 2004 and 2003, and the related statements of operations and members’ equity, and cash flows for the three months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements are the responsibility of the Company’s management.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the financial statements referred to above in order for them to be in conformity with accounting principles generally accepted in the United States of America.

Bagell Josephs & Company, L.L.C.

Bagell, Josephs & Company, L.L.C.
Gibbsboro, New Jersey

June 17, 2004

AUGUST.NET SERVICES, LLC
REVIEWED BALANCE SHEETS
MARCH 31, 2004 AND 2003

	2004	2003
ASSETS
Current Assets:
Cash	$25,787	$40,099
Accounts receivable, net	179,381	147,782

Total current assets	205,168	187,881

Property and equipment, net	134,293	126,055

	$339,461	$313,936

LIABILITIES AND MEMBERS’ EQUITY
Current Liabilities:
Deferred revenue	$159,231	$127,553
Accounts payable and accrued expenses	140,183	136,373

Total current liabilities	299,414	263,926

MEMBERS’ EQUITY
Members’ equity	40,047	50,010

	40,047	50,010

	$339,461	$313,936

The accompanying notes are an integral part of the financial statements.

2

AUGUST.NET SERVICES, LLC
REVIEWED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2004 AND 2003

	2004	2003
REVENUE	$438,597	$382,451

COSTS AND EXPENSES:
Direct costs of revenue	272,154	206,932
Selling, general and administrative	172,524	137,098
Depreciation	11,569	8,507

	456,247	352,537

NET INCOME (LOSS)	$(17,650)	$29,914

The accompanying notes are an integral part of the financial statements.

3

AUGUST.NET SERVICES, LLC
REVIEWED STATEMENTS OF MEMBERS’ EQUITY
FOR THE THREE MONTHS ENDED MARCH 31, 2004 AND 2003

Balance, Janauary 1, 2003	$18,025
Member contributions, net	2,071
Net income for the three months ended March 31, 2003	29,914

Balance, March 31, 2003	$50,010

Balance, Janauary 1, 2004	$27,842
Member contributions, net	29,855
Net loss for the three months ended March 31, 2004	(17,650)

Balance, March 31, 2004	$40,047

The accompanying notes are an integral part of the financial statements.

4

AUGUST.NET SERVICES, LLC
REVIEWED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 2004 AND 2003

	2004	2003
Cash Flows from Operating Activities:
Net income (loss)	$(17,650)	$29,914

Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation	11,569	8,507
Changes in operating assets and liabilities:
(Increase) Decrease in accounts receivable	(31,021)	21,679
(Decrease) in accounts payable and accrued expenses	(8,924)	(5,961)
Increase (decrease) in deferred revenue	28,493	(13,913)

Total adjustments	117	10,312

Net cash provided by (used in) operating activities	(17,533)	40,226

Cash Flows from Investing Activities:
Purchase of property and equipment	(2,520)	(10,881)

Net cash (used in) investing activities	(2,520)	(10,881)

Cash Flows from Financing Activities:
Members’ contributions, net	29,855	2,071

Net cash provided by financing activities	29,855	2,071

Net Increase in Cash	9,802	31,416
Cash, Beginning of Period	15,985	8,683

Cash, End of Period	$25,787	$40,099

The accompanying notes are an integral part of the financial statements.

5

AUGUST.NET SERVICES, LLC
NOTES TO REVIEWED FINANCIAL STATEMENTS
MARCH 31, 2004 AND 2003

NOTE 1 - NATURE OF BUSINESS

August.Net Services, LLC. (the “Company”) was incorporated in the State of Texas on December 19, 1999.

The Company offers complete broadband, VOIP, web hosting and design, and dialup internet access for individuals and businesses with a full range of connections including DSL, Dialup, T1 and T3. They provide internet service in the Dallas-Fort Worth Texas area and concentrates on offering technical support and know-how with strong customer support and infrastructure. The Company specializes in the T1 connections for local businesses.

NOTE 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheet and operations for the period. Although these estimates are based on management’s knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

Cash and Cash Equivalents

For financial statement presentation purposes, the Company considers short-term, highly liquid investments with original maturities of three months or less to be cash and cash equivalents.

Concentrations of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and accounts receivable.

Cash

The Company considers all highly liquid debt instruments and other short-term investments with an initial maturity of three months or less to be cash or cash equivalents.

Accounts Receivable

The Company conducts business and extends credit based on an evaluation of the customers’ financial condition, generally without requiring collateral. Exposure to losses on receivables is expected to vary by customer due to the financial condition of each customer. The Company monitors exposure to credit losses and if necessary, maintains allowances for anticipated losses.

6

AUGUST.NET SERVICES, LLC
NOTES TO REVIEWED FINANCIAL STATEMENTS(CONTINUED)
MARCH 31, 2004 AND 2003

NOTE 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue Recognition

The Company earns revenue from providing the services as noted herein. The Company generally bills for the services in the month prior to the monthly service period. The Company records deferred revenue for the fees billed in advance of the services provided.

Cost and expenses are recognized generally as they are incurred under the accrual method of accounting unless specified by an agreement.

Property and Equipment

Property and equipment are stated at cost. Expenditures for major betterments and additions are capitalized, while replacement, maintenance and repairs, which do not extend the lives of the respective assets, are charged to expense currently. Any gain or loss on disposition of assets is recognized currently. Depreciation expense is provided using the accelerated and straight-line methods over the estimated useful lives of the various assets, generally three to seven years.

Fair Value of Financial Instruments

The Company’s financial instruments consist primarily of cash, accounts payable, accrued liabilities and loans and notes payable. The carrying amounts of such financial instruments, as reflected in the balance sheets, approximate their estimated fair value as of March 31, 2004 and 2003.

Income Taxes

The Company is a limited liability company. All of the net income or losses are passed through to the individual members’ personal income taxes.

Advertising Costs

Advertising costs are expensed as incurred. Advertising costs are included in the statements of operations for the three months ended March 31, 2004 and 2003.

7

AUGUST.NET SERVICES, LLC
NOTES TO REVIEWED FINANCIAL STATEMENTS(CONTINUED)
MARCH 31, 2004 AND 2003

NOTE 3- PROPERTY AND EQUIPMENT

Property and equipment as of March 31, 2004 and 2003 were as follows:

	Estimated
	Useful
	Lives (Years)	2004	2003
Furniture and fixtures	7	$5,974	$5,720
Machinery and equipment	5	226,999	168,580
Computer software	3	1,892	1,749

		234,865	176,049
Less accumulated depreciation		100,572	49,994

Property and equipment, net		$134,293	$126,055

Depreciation expense was $11,569 and $8,507 for the three months ended March 31, 2004 and 2003, respectively.

NOTE 4- RELATED PARTY TRANSACTIONS

Officers Advances

From time to time the Company will provide or receive advances from its officers and be repaid or repay them. There is no interest being charged on these advances, and they are considered to be current obligations. At March 31, 2004 and 2003, there were no amounts outstanding.

8

AUGUST.NET SERVICES, LLC
NOTES TO REVIEWED FINANCIAL STATEMENTS(CONTINUED)
MARCH 31, 2004 AND 2003

NOTE 5- COMMITMENTS

Lease Commitments

The Company leases office space under an operating lease which expires in July 2004. The lease provides for monthly payments of $2,855.

The Company also leases various equipment under operating leases. The rentals are included in rent expense for the three months ended March 31, 2004 and 2003.

Rent expense for the three months ended March 31, 2004 and 2003 was $8,565 and $8,250, respectively.

NOTE 6- MEMBERS’ EQUITY

The Company was incorporated as a Texas limited liability corporation in December 1999. The Company’s net profits are passed through to the individual members and the Company pays no corporate income taxes. Additionally, the Company may distribute profits to the individual members in accordance with the provisions of their agreement. From time to time, the Members will also contribute cash into the Company.

NOTE 7- SUBSEQUENT EVENTS

The Company on April 20, 2004, was acquired for $1,730,000 by DFWA Acquisition Corp., a wholly-owned subsidiary of DFW Internet Services, Inc. The Company received $1,200,000 in cash and the remaining $530,000 was in the form of promissory notes to the individual members.

9